                                                                    Exhibit 99.1


    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                               DATE PREPARED: JUNE 1, 1999

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $537,920,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                       5/1 ARM RESIDENTIAL MORTGAGE LOANS

====================================================================================================================================
               Principal (1)            WAL             Payment Window     Initial Interest                         Expected Ratings
 Class        Amount (Approx.)      (Years) (3)          (Months) (3)         Rate Type           Tranche Type         S&P / Fitch
 ------       ----------------      -----------         --------------     ----------------       ------------         -----------
   A-1          $157,000,000           0.83                1 - 21           Fixed Rate (4)     Senior/Sequential         AAA/AAA
   A-2          $143,000,000           2.75                21 - 43          Fixed Rate (4)     Senior/Sequential         AAA/AAA
   A-3          $228,411,000           3.57                43 - 43          Fixed Rate (4)     Senior/Sequential         AAA/AAA
    X               (2)                 N/A                  N/A                IO (2)       Senior/Interest Only       AAAr/AAA
   A-R              $100                N/A                  N/A              Fixed Rate        Senior/Residual          AAA/AAA
   B-1           $4,075,000            3.57                43 - 43             WAC (4)            Subordinate             AA/AA
   B-2           $2,717,000            3.57                43 - 43             WAC (4)            Subordinate              A/A
   B-3           $2,717,000            3.57                43 - 43             WAC (4)            Subordinate            BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------
   B-4           $2,717,000                     Privately                      WAC (4)            Subordinate             BB/NR
                                                  Placed
                                               Certificates
   B-5           $1,358,000                                                    WAC (4)            Subordinate             B/NR
   B-6           $1,357,808                                                    WAC (4)            Subordinate             NR/NR
====================================================================================================================================
TOTAL          $543,352,908

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.
(2) The Class X Certificates will have no principal balance and will bear interest on the notional amount which is equal to the aggregate principal balance of the mortgage loans. The Class X Certificates will receive the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates. The Class X Certificates will not be entitled to receive any distributions of principal.
(3) As described further herein, the Certificates may be put to Mellon Bank under certain circumstances.
(4) The Class A-1, Class A-2 and Class A-3 Certificates will initially have a fixed rate coupon set at pricing. The Certificate Interest Rate for the Class A-2 and Class A-3 Certificates may be subject to a cap equal to the Net WAC of the Mortgage Loans. The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans up to and including the Put Date (as defined herein). On each Distribution Date after the Put Date, the Certificate Interest Rate for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (to the extent any such classes are outstanding) will be equal to the lesser of (a) the weighted average of the values of the underlying indices (substantially all of which are either One-Year LIBOR or One-Year
     CMT) plus 1.25% and (b) the Net WAC of the Mortgage Loans.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     average of the values of the underlying indices (substantially all of which are either One-Year LIBOR or One-Year CMT) plus 1.25% and (b) the Net WAC of the Mortgage Loans.

Co-Underwriters:           Greenwich Capital Markets, Inc., Mellon Financial
                           Markets, Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:       Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                   Norwest Bank Minnesota, National Association.

Cut-off Date:              June 1, 1999.

Pricing Date:              On or about June 3, 1999.

Closing Date:              On or about June 29, 1999.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1, Class A-2 and Class A-3 Certificates
                           (together, the "SENIOR SEQUENTIAL CERTIFICATES"),
                           (ii) the Class X Certificates and (iii) the Class A-R
                           Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior Certificates and the
                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "OFFERED CERTIFICATES") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will include accrued interest from June
                           1, 1999 (the "CUT-OFF DATE") up to, but not including, the Closing Date (28 days).

Interest Accrual Period:   The interest accrual period for each class of
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs.

Distribution Dates:        The 25th day of each month (or the next succeeding
                           business day), commencing in July 1999.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Certificates (except for
                           the Class A-R Certificate) will be treated as REMIC regular interests for tax purposes. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Certificates rated "AAA" (except for the Class
                           A-R Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.




GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


SMMEA Treatment:           Certificates rated "AAA" or "AA" are expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 30 day period ending on the Distribution
                           Date in November 2002 each of the certificateholders
                           (with the exception of holders of the Class A-R and Class X Certificates) will have the option to require
                           Mellon Bank, N.A. ("MELLON BANK") to purchase such certificateholder's certificates of the related class on the Distribution Date in January 2003 (the "PUT
                           DATE"). For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance).

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the aggregate outstanding principal balance of the certificates, Mellon Bank will have the option to purchase all of the outstanding certificates, including certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the mortgage loans is equal to 5% or less of the initial principal balance of such mortgage loans as of the Cut-off
                           Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 18% CPR.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Mortgage Loans:            The initial aggregate principal balance of the
                           Mortgage Loans (the "POOL BALANCE") will be approximately $543,352,908, of which substantially all are 5/1 ARMs having an initial fixed rate period of 5 years and thereafter adjusting annually generally based on either the One-Year LIBOR Index or the One-Year CMT Index. The loans are secured by first liens on one- to four-family residential properties. For further information, please see the attached collateral description of the Mortgage
                           Loans.






GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.75%).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.00%).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.50%).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.00%).

Shifting Interest:         Until the first Distribution Date occurring after
                           June 2009 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior
                           Certificates are paid down to zero prior to such
                           date). After such time and subject to standard collateral performance triggers, the Subordinate
                           Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                                July 1999 - June 2009          0% Pro Rata Share
                                July 2009 - June 2010         30% Pro Rata Share
                                July 2010 - June 2011         40% Pro Rata Share
                                July 2011 - June 2012         60% Pro Rata Share
                                July 2012 - June 2013         80% Pro Rata Share
                                July 2013 and after          100% Pro Rata Share

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses on the mortgage loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective
                           Class Principal Balance has been reduced to zero;
                           thereafter, to



GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           the Senior Certificates (other than the Class X Certificates) pro-rata in reduction of their respective Class Principal Balances.

Certificates
Priority of Distributions: Available funds from the mortgage loans will be distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid interest
                                at the related Certificate Interest Rate.
                           2)   Class A-R Certificates, principal, until its
                                balance is reduced to zero.
                           3) Senior Sequential Certificates, principal paid sequentially, until the respective balance is reduced to zero.
                           4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.
                           5)   Class B-1 Certificates, principal.
                           6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.
                           7)   Class B-2 Certificates, principal.
                           8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.
                           9)   Class B-3 Certificates, principal.
                           10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rate and its respective share of principal.
                           11)  Class A-R Certificates, any remaining amount.



UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.



THE MASTER SERVICER




GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

    This information is furnished to you solely by Greenwich Capital Markets,
     Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
     Agent for the Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


The Mortgage Loans will be master serviced by The Boston Company. The Boston Company has a subservicing agreement in place with Mellon Mortgage Company ("MMC") which provides subservicing of the Mortgage Loans through a separate servicing staff. Mellon Bank has announced its intention to sell MMC this year. If such sale is consummated, the Boston Company will remain obligated as Master Servicer and will make such alternative arrangements for direct servicing as it may deem necessary or appropriate, including entering into a subservicing agreement with the successor to MMC or a different entity or servicing the Mortgage Loans directly.







GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.                          BEAR, STEARNS & CO. INC.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS A-1
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                           $157,000,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.350%
                     Next Payment                                07/25/99
                     Cleanup Put to Par                               Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      99-16        6.500        6.516         6.533         6.572        6.602         6.633         6.667
      99-17        6.473        6.483         6.493         6.516        6.534         6.552         6.572
      99-18        6.447        6.450         6.453         6.460        6.465         6.471         6.477
      99-19        6.420        6.416         6.413         6.404        6.397         6.390         6.382
      99-20        6.393        6.383         6.373         6.347        6.328         6.309         6.288
      99-21        6.366        6.350         6.333         6.291        6.260         6.228         6.193
------------------------------------------------------------------------------------------------------------
      99-22        6.340        6.316         6.293         6.235        6.192         6.147         6.099
      99-23        6.313        6.283         6.253         6.179        6.124         6.066         6.004
      99-24        6.286        6.250         6.213         6.123        6.056         5.985         5.910
      99-25        6.259        6.217         6.173         6.067        5.987         5.904         5.816
      99-26        6.233        6.183         6.133         6.011        5.919         5.824         5.722
      99-27        6.206        6.150         6.093         5.955        5.851         5.743         5.628
      99-28        6.179        6.117         6.053         5.899        5.783         5.663         5.534
      99-29        6.153        6.084         6.014         5.843        5.716         5.582         5.440
      99-30        6.126        6.051         5.974         5.787        5.648         5.502         5.346
      99-31        6.100        6.018         5.934         5.731        5.580         5.421         5.252
------------------------------------------------------------------------------------------------------------
     100-00        6.073        5.985         5.895         5.675        5.512         5.341         5.159
------------------------------------------------------------------------------------------------------------
     100-01        6.046        5.952         5.855         5.620        5.444         5.261         5.065
     100-02        6.020        5.919         5.815         5.564        5.377         5.181         4.971
     100-03        5.993        5.886         5.776         5.508        5.309         5.101         4.878
     100-04        5.967        5.853         5.736         5.453        5.242         5.021         4.785
     100-05        5.940        5.820         5.696         5.397        5.174         4.941         4.691
     100-06        5.914        5.787         5.657         5.342        5.107         4.861         4.598
     100-07        5.887        5.754         5.617         5.286        5.039         4.781         4.505
     100-08        5.861        5.721         5.578         5.231        4.972         4.701         4.412
     100-09        5.834        5.688         5.538         5.175        4.905         4.621         4.319
     100-10        5.808        5.655         5.499         5.120        4.837         4.542         4.226
------------------------------------------------------------------------------------------------------------
     100-11        5.782        5.622         5.459         5.065        4.770         4.462         4.134
     100-12        5.755        5.589         5.420         5.009        4.703         4.383         4.041
     100-13        5.729        5.556         5.381         4.954        4.636         4.303         3.948
     100-14        5.702        5.524         5.341         4.899        4.569         4.224         3.856
     100-15        5.676        5.491         5.302         4.843        4.502         4.145         3.763
     100-16        5.650        5.458         5.263         4.788        4.435         4.065         3.671
===============---------------------------------------------------------------------------------------------
 WAL (YR)          1.27         1.01          0.83          0.59         0.48          0.40          0.34
 MDUR (YR)         1.17         0.94          0.78          0.56         0.46          0.39          0.33
 FIRST PRIN PAY  07/25/99     07/25/99      07/25/99      07/25/99     07/25/99      07/25/99      07/25/99
 LAST PRIN PAY   02/25/02     07/25/01      03/25/01      09/25/00     06/25/00      04/25/00      02/25/00
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS A-2
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                           $143,000,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.610%
                     Next Payment                                07/25/99
                     Cleanup Put to Par                               Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      99-16        6.722        6.723         6.726         6.735        6.743         6.750         6.759
      99-17        6.711        6.712         6.713         6.718        6.721         6.725         6.729
      99-18        6.701        6.700         6.700         6.700        6.699         6.699         6.698
      99-19        6.690        6.689         6.687         6.682        6.678         6.673         6.668
      99-20        6.680        6.678         6.675         6.664        6.656         6.648         6.638
      99-21        6.669        6.666         6.662         6.647        6.635         6.622         6.608
------------------------------------------------------------------------------------------------------------
      99-22        6.659        6.655         6.649         6.629        6.613         6.596         6.578
      99-23        6.648        6.643         6.636         6.611        6.592         6.571         6.548
      99-24        6.638        6.632         6.623         6.594        6.570         6.545         6.518
      99-25        6.627        6.621         6.611         6.576        6.548         6.519         6.488
      99-26        6.617        6.609         6.598         6.558        6.527         6.494         6.458
      99-27        6.606        6.598         6.585         6.541        6.505         6.468         6.428
      99-28        6.596        6.586         6.572         6.523        6.484         6.442         6.398
      99-29        6.585        6.575         6.559         6.505        6.462         6.417         6.368
      99-30        6.575        6.564         6.547         6.488        6.441         6.391         6.338
      99-31        6.564        6.552         6.534         6.470        6.420         6.366         6.308
------------------------------------------------------------------------------------------------------------
     100-00        6.554        6.541         6.521         6.452        6.398         6.340         6.279
------------------------------------------------------------------------------------------------------------
     100-01        6.543        6.530         6.508         6.435        6.377         6.315         6.249
     100-02        6.533        6.518         6.496         6.417        6.355         6.289         6.219
     100-03        6.523        6.507         6.483         6.400        6.334         6.264         6.189
     100-04        6.512        6.495         6.470         6.382        6.312         6.238         6.159
     100-05        6.502        6.484         6.457         6.364        6.291         6.213         6.129
     100-06        6.491        6.473         6.445         6.347        6.269         6.187         6.099
     100-07        6.481        6.461         6.432         6.329        6.248         6.162         6.070
     100-08        6.471        6.450         6.419         6.312        6.227         6.136         6.040
     100-09        6.460        6.439         6.406         6.294        6.205         6.111         6.010
     100-10        6.450        6.427         6.394         6.277        6.184         6.085         5.980
------------------------------------------------------------------------------------------------------------
     100-11        6.439        6.416         6.381         6.259        6.163         6.060         5.951
     100-12        6.429        6.405         6.368         6.242        6.141         6.034         5.921
     100-13        6.418        6.394         6.356         6.224        6.120         6.009         5.891
     100-14        6.408        6.382         6.343         6.207        6.099         5.984         5.861
     100-15        6.398        6.371         6.330         6.189        6.077         5.958         5.832
     100-16        6.387        6.360         6.318         6.172        6.056         5.933         5.802
===============---------------------------------------------------------------------------------------------
 WAL (YR)          3.43         3.13          2.75          1.94         1.57          1.31          1.11
 MDUR (YR)         2.98         2.74          2.44          1.76         1.45          1.22          1.04
 FIRST PRIN PAY  02/25/02     07/25/01      03/25/01      09/25/00     06/25/00      04/25/00      02/25/00
 LAST PRIN PAY   01/25/03     01/25/03      01/25/03      04/25/02     09/25/01      05/25/01      01/25/01
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS A-3
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                           $228,411,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.630%
                     Next Payment                                07/25/99
                     Cleanup Put to Par                               Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      99-16        6.741        6.741         6.741         6.741        6.742         6.744         6.746
      99-17        6.731        6.731         6.731         6.731        6.732         6.732         6.733
      99-18        6.721        6.721         6.721         6.721        6.721         6.721         6.720
      99-19        6.711        6.711         6.711         6.710        6.710         6.709         6.708
      99-20        6.701        6.701         6.701         6.700        6.699         6.697         6.695
      99-21        6.690        6.690         6.690         6.690        6.688         6.685         6.682
------------------------------------------------------------------------------------------------------------
      99-22        6.680        6.680         6.680         6.679        6.677         6.674         6.670
      99-23        6.670        6.670         6.670         6.669        6.666         6.662         6.657
      99-24        6.660        6.660         6.660         6.659        6.655         6.650         6.644
      99-25        6.650        6.650         6.650         6.648        6.644         6.639         6.631
      99-26        6.640        6.640         6.640         6.638        6.634         6.627         6.619
      99-27        6.630        6.630         6.630         6.628        6.623         6.615         6.606
      99-28        6.620        6.620         6.620         6.617        6.612         6.604         6.593
      99-29        6.610        6.610         6.610         6.607        6.601         6.592         6.581
      99-30        6.600        6.600         6.600         6.597        6.590         6.580         6.568
      99-31        6.589        6.589         6.589         6.587        6.579         6.569         6.556
------------------------------------------------------------------------------------------------------------
     100-00        6.579        6.579         6.579         6.576        6.568         6.557         6.543
------------------------------------------------------------------------------------------------------------
     100-01        6.569        6.569         6.569         6.566        6.558         6.546         6.530
     100-02        6.559        6.559         6.559         6.556        6.547         6.534         6.518
     100-03        6.549        6.549         6.549         6.545        6.536         6.522         6.505
     100-04        6.539        6.539         6.539         6.535        6.525         6.511         6.492
     100-05        6.529        6.529         6.529         6.525        6.514         6.499         6.480
     100-06        6.519        6.519         6.519         6.515        6.503         6.487         6.467
     100-07        6.509        6.509         6.509         6.504        6.493         6.476         6.455
     100-08        6.499        6.499         6.499         6.494        6.482         6.464         6.442
     100-09        6.489        6.489         6.489         6.484        6.471         6.453         6.429
     100-10        6.479        6.479         6.479         6.474        6.460         6.441         6.417
------------------------------------------------------------------------------------------------------------
     100-11        6.469        6.469         6.469         6.463        6.449         6.429         6.404
     100-12        6.459        6.459         6.459         6.453        6.439         6.418         6.392
     100-13        6.449        6.449         6.449         6.443        6.428         6.406         6.379
     100-14        6.439        6.439         6.439         6.433        6.417         6.395         6.366
     100-15        6.429        6.429         6.429         6.422        6.406         6.383         6.354
     100-16        6.419        6.419         6.419         6.412        6.395         6.372         6.341
===============---------------------------------------------------------------------------------------------
 WAL (YR)          3.57         3.57          3.57          3.49         3.29          3.05          2.79
 MDUR (YR)         3.09         3.09          3.09          3.02         2.87          2.67          2.46
 FIRST PRIN PAY  01/25/03     01/25/03      01/25/03      04/25/02     09/25/01      05/25/01      01/25/01
 LAST PRIN PAY   01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2
                     CLASS X
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                           $543,352,908
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   0.141%
                     Next Payment                                07/25/99
                     Cleanup Call                                     Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR       32% CPR      40% CPR       45% CPR      50% CPR
========================================================================================================================
       0-06+      64.126       57.701         51.629        38.004       23.621        3.526        -14.718      -37.323
       0-07       60.460       54.295         48.440        35.171       20.967        0.955        -17.314      -39.968
       0-07+      57.287       51.338         45.661        32.683       18.620       -1.332        -19.623      -42.314
       0-08       54.504       48.737         43.210        30.471       16.521       -3.385        -21.696      -44.417
       0-08+      52.035       46.424         41.024        28.486       14.626       -5.246        -23.575      -46.318
       0-09       49.824       44.347         39.057        26.689       12.901       -6.944        -25.290      -48.050
------------------------------------------------------------------------------------------------------------------------
       0-09+      47.827       42.468         37.272        25.050       11.321       -8.505        -26.866      -49.638
       0-10       46.012       40.755         35.643        23.545       9.865        -9.947        -28.321      -51.102
       0-10+      44.350       39.186         34.146        22.157       8.516        -11.286       -29.673      -52.458
       0-11       42.821       37.739         32.764        20.870       7.260        -12.535       -30.932      -53.721
       0-11+      41.408       36.399         31.482        19.670       6.086        -13.704       -32.112      -54.901
       0-12       40.095       35.153         30.288        18.549       4.986        -14.802       -33.219      -56.007
       0-12+      38.872       33.989         29.171        17.496       3.950        -15.838       -34.263      -57.048
       0-13       37.727       32.900         28.123        16.506       2.973        -16.816       -35.249      -58.030
       0-13+      36.653       31.876         27.138        15.570       2.048        -17.743       -36.183      -58.959
       0-14       35.642       30.911         26.208        14.685       1.170        -18.624       -37.070      -59.839
------------------------------------------------------------------------------------------------------------------------
       0-14+      34.688       29.999         25.328        13.845       0.335        -19.462       -37.914      -60.677
------------------------------------------------------------------------------------------------------------------------
       0-15       33.785       29.135         24.493        13.047       -0.460       -20.262       -38.718      -61.474
       0-15+      32.929       28.316         23.700        12.286       -1.219       -21.026       -39.487      -62.235
       0-16       32.116       27.537         22.946        11.559       -1.945       -21.757       -40.223      -62.962
       0-16+      31.342       26.794         22.225        10.865       -2.640       -22.459       -40.928      -63.659
       0-17       30.604       26.085         21.537        10.200       -3.307       -23.132       -41.605      -64.326
       0-17+      29.899       25.407         20.879         9.562       -3.948       -23.779       -42.256      -64.968
       0-18       29.225       24.758         20.248         8.949       -4.565       -24.403       -42.882      -65.584
       0-18+      28.579       24.136         19.642         8.359       -5.159       -25.003       -43.486      -66.178
       0-19       27.959       23.539         19.060         7.791       -5.732       -25.583       -44.068      -66.750
       0-19+      27.364       22.964         18.500         7.244       -6.285       -26.143       -44.630      -67.302
------------------------------------------------------------------------------------------------------------------------
       0-20       26.791       22.412         17.960         6.716       -6.819       -26.685       -45.174      -67.835
       0-20+      26.240       21.879         17.439         6.205       -7.336       -27.209       -45.700      -68.351
       0-21       25.708       21.365         16.937         5.712       -7.836       -27.717       -46.209      -68.850
       0-21+      25.196       20.869         16.452         5.234       -8.322       -28.209       -46.703      -69.333
       0-22       24.701       20.390         15.982         4.771       -8.792       -28.687       -47.182      -69.801
       0-22+      24.222       19.926         15.527         4.322       -9.249       -29.151       -47.648      -70.256
---------------=========================================================================================================
 MDUR (YR)         3.63         3.80           3.93          4.11         4.14         4.11          4.09          4.12
------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.


This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS B-1
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                             $4,075,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.686%
                     Next Payment                                07/25/99
                     Cleanup Put                                      Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      96-20        7.747        7.747         7.747         7.747        7.747         7.747         7.747
      96-24        7.705        7.705         7.705         7.705        7.705         7.705         7.705
      96-28        7.663        7.663         7.663         7.663        7.663         7.663         7.663
      97-00        7.621        7.621         7.621         7.621        7.621         7.621         7.621
      97-04        7.580        7.580         7.580         7.580        7.580         7.580         7.580
      97-08        7.538        7.538         7.538         7.538        7.538         7.538         7.538
------------------------------------------------------------------------------------------------------------
      97-12        7.496        7.496         7.496         7.496        7.496         7.496         7.496
      97-16        7.455        7.455         7.455         7.455        7.455         7.455         7.455
      97-20        7.413        7.413         7.413         7.413        7.413         7.413         7.413
      97-24        7.371        7.371         7.371         7.371        7.371         7.371         7.371
      97-28        7.330        7.330         7.330         7.330        7.330         7.330         7.330
      98-00        7.289        7.289         7.289         7.289        7.289         7.289         7.289
      98-04        7.247        7.247         7.247         7.247        7.247         7.247         7.247
      98-08        7.206        7.206         7.206         7.206        7.206         7.206         7.206
      98-12        7.165        7.165         7.165         7.165        7.165         7.165         7.165
      98-16        7.124        7.124         7.124         7.124        7.124         7.124         7.124
------------------------------------------------------------------------------------------------------------
      98-20        7.083        7.083         7.083         7.083        7.083         7.083         7.083
------------------------------------------------------------------------------------------------------------
      98-24        7.042        7.042         7.042         7.042        7.042         7.042         7.042
      98-28        7.001        7.001         7.001         7.001        7.001         7.001         7.001
      99-00        6.960        6.960         6.960         6.960        6.960         6.960         6.960
      99-04        6.919        6.919         6.919         6.919        6.919         6.919         6.919
      99-08        6.879        6.879         6.879         6.879        6.879         6.879         6.879
      99-12        6.838        6.838         6.838         6.838        6.838         6.838         6.838
      99-16        6.797        6.797         6.797         6.797        6.797         6.797         6.797
      99-20        6.757        6.757         6.757         6.757        6.757         6.757         6.757
      99-24        6.716        6.716         6.716         6.716        6.716         6.716         6.716
      99-28        6.676        6.676         6.676         6.676        6.676         6.676         6.676
------------------------------------------------------------------------------------------------------------
     100-00        6.635        6.635         6.635         6.635        6.635         6.635         6.635
     100-04        6.595        6.595         6.595         6.595        6.595         6.595         6.595
     100-08        6.555        6.555         6.555         6.555        6.555         6.555         6.555
     100-12        6.515        6.515         6.515         6.515        6.515         6.515         6.515
     100-16        6.475        6.475         6.475         6.475        6.475         6.475         6.475
     100-20        6.435        6.435         6.435         6.435        6.435         6.435         6.435
===============---------------------------------------------------------------------------------------------
 WAL (YR)          3.57         3.57          3.57          3.57         3.57          3.57          3.57
 MDUR (YR)         3.07         3.07          3.07          3.07         3.07          3.07          3.07
 FIRST PRIN PAY  01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
 LAST PRIN PAY   01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS B-2
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                             $2,717,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.686%
                     Next Payment                                07/25/99
                     Cleanup Put                                      Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      95-18+       8.102        8.102         8.102         8.102        8.102         8.102         8.102
      95-22+       8.059        8.059         8.059         8.059        8.059         8.059         8.059
      95-26+       8.017        8.017         8.017         8.017        8.017         8.017         8.017
      95-30+       7.974        7.974         7.974         7.974        7.974         7.974         7.974
      96-02+       7.932        7.932         7.932         7.932        7.932         7.932         7.932
      96-06+       7.890        7.890         7.890         7.890        7.890         7.890         7.890
------------------------------------------------------------------------------------------------------------
      96-10+       7.847        7.847         7.847         7.847        7.847         7.847         7.847
      96-14+       7.805        7.805         7.805         7.805        7.805         7.805         7.805
      96-18+       7.763        7.763         7.763         7.763        7.763         7.763         7.763
      96-22+       7.721        7.721         7.721         7.721        7.721         7.721         7.721
      96-26+       7.679        7.679         7.679         7.679        7.679         7.679         7.679
      96-30+       7.637        7.637         7.637         7.637        7.637         7.637         7.637
      97-02+       7.595        7.595         7.595         7.595        7.595         7.595         7.595
      97-06+       7.554        7.554         7.554         7.554        7.554         7.554         7.554
      97-10+       7.512        7.512         7.512         7.512        7.512         7.512         7.512
      97-14+       7.470        7.470         7.470         7.470        7.470         7.470         7.470
------------------------------------------------------------------------------------------------------------
      97-18+       7.429        7.429         7.429         7.429        7.429         7.429         7.429
------------------------------------------------------------------------------------------------------------
      97-22+       7.387        7.387         7.387         7.387        7.387         7.387         7.387
      97-26+       7.346        7.346         7.346         7.346        7.346         7.346         7.346
      97-30+       7.304        7.304         7.304         7.304        7.304         7.304         7.304
      98-02+       7.263        7.263         7.263         7.263        7.263         7.263         7.263
      98-06+       7.222        7.222         7.222         7.222        7.222         7.222         7.222
      98-10+       7.180        7.180         7.180         7.180        7.180         7.180         7.180
      98-14+       7.139        7.139         7.139         7.139        7.139         7.139         7.139
      98-18+       7.098        7.098         7.098         7.098        7.098         7.098         7.098
      98-22+       7.057        7.057         7.057         7.057        7.057         7.057         7.057
      98-26+       7.016        7.016         7.016         7.016        7.016         7.016         7.016
------------------------------------------------------------------------------------------------------------
      98-30+       6.975        6.975         6.975         6.975        6.975         6.975         6.975
      99-02+       6.935        6.935         6.935         6.935        6.935         6.935         6.935
      99-06+       6.894        6.894         6.894         6.894        6.894         6.894         6.894
      99-10+       6.853        6.853         6.853         6.853        6.853         6.853         6.853
      99-14+       6.812        6.812         6.812         6.812        6.812         6.812         6.812
      99-18+       6.772        6.772         6.772         6.772        6.772         6.772         6.772
===============---------------------------------------------------------------------------------------------
 WAL (YR)          3.57         3.57          3.57          3.57         3.57          3.57          3.57
 MDUR (YR)         3.07         3.07          3.07          3.07         3.07          3.07          3.07
 FIRST PRIN PAY  01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
 LAST PRIN PAY   01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
                     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC2 CLASS B-3
                     PRICE YIELD SENSITIVITY REPORT

                     Settlement                                  06/29/99
                     Class Balance                             $2,717,000
                     Cut-off Date                                06/01/99
                     Bond Coupon                                   6.686%
                     Next Payment                                07/25/99
                     Cleanup Put                                      Yes
                     Accrued Interest Days                             28

------------------------------------------------------------------------------------------------------------
     FLAT
    PRICE         12% CPR      15% CPR       18% CPR       25% CPR      30% CPR       35% CPR       40% CPR
============================================================================================================
      93-25        8.722        8.722         8.722         8.722        8.722         8.722         8.722
      93-29        8.678        8.678         8.678         8.678        8.678         8.678         8.678
      94-01        8.635        8.635         8.635         8.635        8.635         8.635         8.635
      94-05        8.591        8.591         8.591         8.591        8.591         8.591         8.591
      94-09        8.548        8.548         8.548         8.548        8.548         8.548         8.548
      94-13        8.505        8.505         8.505         8.505        8.505         8.505         8.505
------------------------------------------------------------------------------------------------------------
      94-17        8.461        8.461         8.461         8.461        8.461         8.461         8.461
      94-21        8.418        8.418         8.418         8.418        8.418         8.418         8.418
      94-25        8.375        8.375         8.375         8.375        8.375         8.375         8.375
      94-29        8.332        8.332         8.332         8.332        8.332         8.332         8.332
      95-01        8.289        8.289         8.289         8.289        8.289         8.289         8.289
      95-05        8.246        8.246         8.246         8.246        8.246         8.246         8.246
      95-09        8.203        8.203         8.203         8.203        8.203         8.203         8.203
      95-13        8.161        8.161         8.161         8.161        8.161         8.161         8.161
      95-17        8.118        8.118         8.118         8.118        8.118         8.118         8.118
      95-21        8.075        8.075         8.075         8.075        8.075         8.075         8.075
------------------------------------------------------------------------------------------------------------
      95-25        8.033        8.033         8.033         8.033        8.033         8.033         8.033
------------------------------------------------------------------------------------------------------------
      95-29        7.990        7.990         7.990         7.990        7.990         7.990         7.990
      96-01        7.948        7.948         7.948         7.948        7.948         7.948         7.948
      96-05        7.906        7.906         7.906         7.906        7.906         7.906         7.906
      96-09        7.863        7.863         7.863         7.863        7.863         7.863         7.863
      96-13        7.821        7.821         7.821         7.821        7.821         7.821         7.821
      96-17        7.779        7.779         7.779         7.779        7.779         7.779         7.779
      96-21        7.737        7.737         7.737         7.737        7.737         7.737         7.737
      96-25        7.695        7.695         7.695         7.695        7.695         7.695         7.695
      96-29        7.653        7.653         7.653         7.653        7.653         7.653         7.653
      97-01        7.611        7.611         7.611         7.611        7.611         7.611         7.611
------------------------------------------------------------------------------------------------------------
      97-05        7.569        7.569         7.569         7.569        7.569         7.569         7.569
      97-09        7.527        7.527         7.527         7.527        7.527         7.527         7.527
      97-13        7.486        7.486         7.486         7.486        7.486         7.486         7.486
      97-17        7.444        7.444         7.444         7.444        7.444         7.444         7.444
      97-21        7.403        7.403         7.403         7.403        7.403         7.403         7.403
      97-25        7.361        7.361         7.361         7.361        7.361         7.361         7.361
===============---------------------------------------------------------------------------------------------
 WAL (YR)          3.57         3.57          3.57          3.57         3.57          3.57          3.57
 MDUR (YR)         3.05         3.05          3.05          3.05         3.05          3.05          3.05
 FIRST PRIN PAY  01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
 LAST PRIN PAY   01/25/03     01/25/03      01/25/03      01/25/03     01/25/03      01/25/03      01/25/03
------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.




This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    06/01/99

 MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC2 (The Boston Company):
                                   MARKETING

                           Scheduled 06/01/99 Balances



     TOTAL CURRENT BALANCE:                   $    543,352,908.29
     NUMBER OF LOANS:                               889

     AVERAGE CURRENT BALANCE:                 $    611,195.62         RANGE:  $     13,250.00 - $  5,100,000.00
     AVERAGE ORIGINAL BALANCE:                $    646,387.25         RANGE:  $     13,250.00 - $  5,100,000.00

     WEIGHTED AVERAGE NOTE RATE:                      6.9452 %        RANGE:    5.8750  -   7.9900 %
     WEIGHTED AVERAGE GROSS MARGIN:                   2.3596 %        RANGE:    2.2500  -   2.7500 %
     WEIGHTED AVERAGE MAX INT RATE:                 11.94300 %        RANGE:  10.87500  - 12.99000 %

     WEIGHTED AVERAGE PERIOD RATE CAP:                2.0000 %        RANGE:    2.0000  -   2.0000 %

     WEIGHTED AVERAGE FICO SCORE(GT OF HI AND LO):       748          RANGE:         0  -      817
     WEIGHTED AVERAGE HIGH FICO SCORE:                   747          RANGE:         0  -      817
     WEIGHTED AVERAGE LOW FICO SCORE:                    726          RANGE:         0  -      810

     WEIGHTED AVERAGE ORIGINAL LTV:                    68.50 %        RANGE:     12.80  -   100.00 %
     WEIGHTED AVERAGE ORIGINAL LTC:                    66.19 %        RANGE:      1.00  -    90.00 %

     WEIGHTED AVERAGE NEXT RATE RESET:                 50.20 months   RANGE:     43.00  -    60.00 months

     WEIGHTED AVERAGE ORIGINAL TERM:                     357 months   RANGE:       180  -      360 months
     WEIGHTED AVERAGE STATED REMAINING TERM:             332 months   RANGE:        53  -      360 months
     WEIGHTED AVERAGE SEASONING:                          25 months   RANGE:         0  -      171 months

     TOP STATE CONCENTRATIONS ($):            26.51 %  California, 17.82 %  New York, 13.20 %  Massachusetts
     MAXIMUM ZIP CODE CONCENTRATION ($):                2.83 %  10021 (NYC, NY)

     NOTE DATE:                                         Feb 07, 1985  -  May 04, 1999
     FIRST PAY DATE:                                    Apr 01, 1985  -  Jul 01, 1999
     RATE CHANGE DATE:                                  Jan 01, 2003  -  Jun 01, 2004
     MATURITY DATE:                                     Nov 01, 2003  -  Jun 01, 2029



                                                                 CURRENT
                                                            PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
     INDEX:                   1 YR CMT                        119,125,829.08      21.92          218      24.52
                              1 YR LIBOR                      424,227,079.21      78.08          671      75.48

     DELINQUENCY:             CURRENT                         543,352,908.29     100.00          889     100.00




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    06/01/99

 MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC2 (The Boston Company):
                                    MARKETING

                           Scheduled 06/01/99 Balances


                                                                 CURRENT
                                                            PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
     CURRENT BALANCE:            13,250.00  -   100,000.00        708,155.26       0.13           13       1.46
                                100,000.01  -   200,000.00      9,735,646.76       1.79           63       7.09
                                200,000.01  -   300,000.00     30,445,299.81       5.60          116      13.05
                                300,000.01  -   400,000.00     48,114,322.09       8.86          137      15.41
                                400,000.01  -   500,000.00     62,439,899.58      11.49          136      15.30
                                500,000.01  -   600,000.00     53,560,792.43       9.86           95      10.69
                                600,000.01  -   700,000.00     40,580,048.32       7.47           62       6.97
                                700,000.01  -   800,000.00     46,167,742.47       8.50           61       6.86
                                800,000.01  -   900,000.00     25,006,911.59       4.60           29       3.26
                                900,000.01  - 1,000,000.00     60,909,106.34      11.21           62       6.97
                              1,000,000.01  - 1,100,000.00     50,152,799.33       9.23           46       5.17
                              1,100,000.01  - 1,200,000.00     22,194,913.25       4.08           19       2.14
                              1,200,000.01  - 1,300,000.00     10,139,300.00       1.87            8       0.90
                              1,300,000.01  - 1,400,000.00     10,832,437.87       1.99            8       0.90
                              1,400,000.01  - 1,500,000.00     11,805,081.05       2.17            8       0.90
                              1,500,000.01  - 1,600,000.00      4,645,000.00       0.85            3       0.34
                              1,600,000.01  - 1,700,000.00      3,350,000.00       0.62            2       0.22
                              1,700,000.01  - 1,800,000.00      7,150,000.00       1.32            4       0.45
                              1,800,000.01  - 1,900,000.00      1,820,000.00       0.33            1       0.11
                              1,900,000.01  - 2,000,000.00      2,000,000.00       0.37            1       0.11
                              2,000,000.01  - 2,100,000.00      2,100,000.00       0.39            1       0.11
                              2,100,000.01  - 2,200,000.00      4,295,000.00       0.79            2       0.22
                              2,200,000.01  - 2,300,000.00      2,296,526.79       0.42            1       0.11
                              2,300,000.01  - 2,400,000.00      2,354,250.00       0.43            1       0.11
                              2,400,000.01  - 2,500,000.00      5,000,000.00       0.92            2       0.22
                              2,600,000.01  - 2,700,000.00      5,349,675.35       0.98            2       0.22
                              2,700,000.01  - 2,800,000.00      2,760,000.00       0.51            1       0.11
                              2,800,000.01  - 2,900,000.00      2,840,000.00       0.52            1       0.11
                              2,900,000.01  - 3,000,000.00      6,000,000.00       1.10            2       0.22
                                           >  3,000,000.00      8,600,000.00       1.58            2       0.22

     ORIGINAL BALANCE:           13,250.00  -   100,000.00        493,125.00       0.09           10       1.12
                                100,000.01  -   200,000.00      7,082,067.69       1.30           49       5.51
                                200,000.01  -   300,000.00     26,646,330.75       4.90          105      11.81
                                300,000.01  -   400,000.00     46,523,474.27       8.56          138      15.52
                                400,000.01  -   500,000.00     60,749,958.85      11.18          138      15.52
                                500,000.01  -   600,000.00     48,582,049.67       8.94           89      10.01
                                600,000.01  -   700,000.00     45,204,041.25       8.32           74       8.32
                                700,000.01  -   800,000.00     47,645,198.82       8.77           65       7.31
                                800,000.01  -   900,000.00     24,549,673.12       4.52           30       3.37
                                900,000.01  - 1,000,000.00     63,483,867.90      11.68           68       7.65
                              1,000,000.01  - 1,100,000.00     46,507,750.08       8.56           43       4.84
                              1,100,000.01  - 1,200,000.00     20,977,260.49       3.86           18       2.02
                              1,200,000.01  - 1,300,000.00      8,839,300.00       1.63            7       0.79
                              1,300,000.01  - 1,400,000.00     10,612,142.46       1.95            9       1.01
                              1,400,000.01  - 1,500,000.00     13,458,569.22       2.48           10       1.12
                              1,500,000.01  - 1,600,000.00      6,974,526.32       1.28            5       0.56
                              1,600,000.01  - 1,700,000.00      5,360,626.44       0.99            4       0.45
                              1,700,000.01  - 1,800,000.00      8,250,000.00       1.52            5       0.56
                              1,800,000.01  - 1,900,000.00      2,919,966.73       0.54            2       0.22
                              1,900,000.01  - 2,000,000.00      2,397,527.09       0.44            2       0.22
                              2,000,000.01  - 2,100,000.00      3,500,000.00       0.64            2       0.22
                              2,100,000.01  - 2,200,000.00      4,295,000.00       0.79            2       0.22
                              2,200,000.01  - 2,300,000.00      2,296,526.79       0.42            1       0.11






The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              2,300,000.01  - 2,400,000.00      2,354,250.00       0.43            1       0.11
                              2,400,000.01  - 2,500,000.00      5,000,000.00       0.92            2       0.22
                              2,500,000.01  - 2,600,000.00      1,100,000.00       0.20            1       0.11
                              2,600,000.01  - 2,700,000.00      5,349,675.35       0.98            2       0.22
                              2,700,000.01  - 2,800,000.00      2,760,000.00       0.51            1       0.11
                              2,800,000.01  - 2,900,000.00      2,840,000.00       0.52            1       0.11
                              2,900,000.01  - 3,000,000.00      6,000,000.00       1.10            2       0.22
                                            > 3,000,000.00     10,600,000.00       1.95            3       0.34







The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    06/01/99

 MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC2 (The Boston Company):
                                    MARKETING

                           Scheduled 06/01/99 Balances

                                                                 CURRENT
                                                            PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
     NOTE RATE:                5.8750  -  6.0000                3,011,000.00       0.55            5       0.56
                               6.0001  -  6.2500                6,456,999.75       1.19           14       1.57
                               6.2501  -  6.5000               25,796,873.60       4.75           33       3.71
                               6.5001  -  6.7500               59,711,784.52      10.99           95      10.69
                               6.7501  -  7.0000              269,384,988.88      49.58          432      48.59
                               7.0001  -  7.2500              167,205,224.92      30.77          292      32.85
                               7.2501  -  7.5000               10,578,536.62       1.95           16       1.80
                               7.5001  -  7.7500                  750,000.00       0.14            1       0.11
                               7.7501  -  7.9900                  457,500.00       0.08            1       0.11

     GROSS MARGIN:             2.2500                         424,227,079.21      78.08          671      75.48
                               2.7500                         119,125,829.08      21.92          218      24.52

     MAX INT RATE:            10.8750  - 11.0000                4,211,000.00       0.78            6       0.67
                              11.0001  - 11.2500                6,456,999.75       1.19           14       1.57
                              11.2501  - 11.5000               25,796,873.60       4.75           33       3.71
                              11.5001  - 11.7500               59,711,784.52      10.99           95      10.69
                              11.7501  - 12.0000              268,184,988.88      49.36          431      48.48
                              12.0001  - 12.2500              167,205,224.92      30.77          292      32.85
                              12.2501  - 12.5000               10,578,536.62       1.95           16       1.80
                              12.5001  - 12.7500                  750,000.00       0.14            1       0.11
                              12.7501  - 12.9900                  457,500.00       0.08            1       0.11

     FICO SCORE
     (GT OF HI AND LO):       (less than or equal to)         109,908,571.53      20.23          222      24.97
                              551  - 600                        5,049,608.67       0.93            5       0.56
                              601  - 650                        6,350,079.89       1.17            9       1.01
                              651  - 700                       48,156,944.32       8.86           70       7.87
                              701  - 750                      126,349,596.29      23.25          209      23.51
                              751  - 800                      223,885,486.92      41.20          344      38.70
                              801  - 817                       23,652,620.67       4.35           30       3.37

     HIGH FICO SCORE:         (less than or equal to)         135,618,457.12      24.96          271      30.48
                              551  - 600                        5,049,608.67       0.93            5       0.56
                              601  - 650                        6,350,079.89       1.17            9       1.01
                              651  - 700                       49,033,949.41       9.02           71       7.99
                              701  - 750                      119,148,674.72      21.93          193      21.71
                              751  - 800                      205,561,167.81      37.83          312      35.10
                              801  - 817                       22,590,970.67       4.16           28       3.15

     LOW FICO SCORE:          (less than or equal to)         109,908,571.53      20.23          222      24.97
                              551  - 600                        8,759,608.67       1.61            9       1.01
                              601  - 650                       20,182,697.68       3.71           30       3.37
                              651  - 700                       88,628,874.81      16.31          137      15.41
                              701  - 750                      160,601,944.58      29.56          262      29.47
                              751  - 800                      151,083,571.02      27.81          223      25.08
                              801  - 810                        4,187,640.00       0.77            6       0.67

     ORIGINAL LTV:             12.80  -  15.00                  1,400,000.00       0.26            2       0.22
                               15.01  -  20.00                  2,884,409.78       0.53            4       0.45
                               20.01  -  25.00                  1,600,000.00       0.29            2       0.22
                               25.01  -  30.00                  3,427,600.00       0.63            5       0.56
                               30.01  -  35.00                  4,787,112.63       0.88           11       1.24
                               35.01  -  40.00                 16,344,298.27       3.01           26       2.92
                               40.01  -  45.00                 21,352,614.49       3.93           30       3.37
                               45.01  -  50.00                 22,415,636.72       4.13           34       3.82






The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                               50.01  -  55.00                 33,000,324.19       6.07           46       5.17
                               55.01  -  60.00                 42,247,717.87       7.78           68       7.65
                               60.01  -  65.00                 47,773,882.52       8.79           63       7.09
                               65.01  -  70.00                 76,038,636.69      13.99          110      12.37
                               70.01  -  75.00                 84,465,130.32      15.55          132      14.85
                               75.01  -  80.00                118,744,448.33      21.85          253      28.46
                               80.01  -  85.00                 11,323,497.30       2.08           15       1.69
                               85.01  -  90.00                 21,740,450.74       4.00           35       3.94
                               90.01  -  95.00                  6,047,307.01       1.11            8       0.90
                               95.01  - 100.00                 27,759,841.43       5.11           45       5.06






The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    06/01/99

 MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC2 (The Boston Company):
                                    MARKETING

                           Scheduled 06/01/99 Balances

                                                                 CURRENT
                                                            PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
     ORIGINAL LTC:              1.00  -   5.00                    999,529.89       0.18            1       0.11
                                5.01  -  10.00                    600,000.00       0.11            1       0.11
                               10.01  -  15.00                  2,050,000.00       0.38            3       0.34
                               15.01  -  20.00                  2,884,879.89       0.53            4       0.45
                               20.01  -  25.00                  2,153,877.73       0.40            3       0.34
                               25.01  -  30.00                  3,427,600.00       0.63            5       0.56
                               30.01  -  35.00                  5,287,112.63       0.97           12       1.35
                               35.01  -  40.00                 16,344,298.27       3.01           26       2.92
                               40.01  -  45.00                 21,352,614.49       3.93           30       3.37
                               45.01  -  50.00                 22,415,636.72       4.13           34       3.82
                               50.01  -  55.00                 37,600,324.19       6.92           48       5.40
                               55.01  -  60.00                 46,193,840.14       8.50           69       7.76
                               60.01  -  65.00                 47,818,265.28       8.80           64       7.20
                               65.01  -  70.00                 80,017,134.48      14.73          114      12.82
                               70.01  -  75.00                 97,388,210.94      17.92          156      17.55
                               75.01  -  80.00                136,109,487.96      25.05          289      32.51
                               80.01  -  85.00                  7,694,497.30       1.42           12       1.35
                               85.01  -  90.00                 13,015,598.38       2.40           18       2.02

     REMAINING TERM:           53  -  60                          301,791.95       0.06            1       0.11
                               85  -  96                          320,558.70       0.06            1       0.11
                               97  - 108                          250,808.75       0.05            1       0.11
                              121  - 132                          217,324.55       0.04            1       0.11
                              145  - 156                          579,974.34       0.11            4       0.45
                              157  - 168                        5,272,793.91       0.97           16       1.80
                              169  - 180                       10,002,995.32       1.84           28       3.15
                              181  - 192                        5,435,101.83       1.00           11       1.24
                              193  - 204                        6,311,503.13       1.16           15       1.69
                              205  - 216                        2,753,619.92       0.51           10       1.12
                              217  - 228                        2,989,661.55       0.55           10       1.12
                              229  - 240                        4,683,934.25       0.86           10       1.12
                              253  - 264                        1,919,196.92       0.35            4       0.45
                              265  - 276                        6,782,739.60       1.25            9       1.01
                              277  - 288                       20,515,448.34       3.78           33       3.71
                              289  - 300                       10,189,300.29       1.88           20       2.25
                              301  - 312                        3,845,161.97       0.71            7       0.79
                              313  - 324                       15,615,605.05       2.87           21       2.36
                              325  - 336                       32,596,954.16       6.00           59       6.64
                              337  - 348                      145,428,883.74      26.77          206      23.17
                              349  - 360                      267,339,550.02      49.20          422      47.47

     RATE CHANGE DATE:        01/01/03                          2,692,051.11       0.50            4       0.45
                              02/01/03                         50,713,027.69       9.33           79       8.89
                              03/01/03                         47,595,801.92       8.76          105      11.81
                              04/01/03                         44,145,612.55       8.12           58       6.52
                              05/01/03                         17,682,010.17       3.25           33       3.71
                              06/01/03                         69,936,855.77      12.87          116      13.05
                              07/01/03                        107,026,009.85      19.70          176      19.80
                              08/01/03                         41,499,450.97       7.64           65       7.31
                              09/01/03                         18,512,410.08       3.41           30       3.37
                              10/01/03                         11,594,599.75       2.13           14       1.57
                              03/01/04                          5,914,442.25       1.09            8       0.90
                              04/01/04                         71,512,982.71      13.16          110      12.37
                              05/01/04                         51,877,653.47       9.55           87       9.79
                              06/01/04                          2,650,000.00       0.49            4       0.45





The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

     BLANKET FLAG:            No                              508,488,039.15      93.58          850      95.61
                              Yes                              34,864,869.14       6.42           39       4.39

     PREPAY PENALTY:          No                              103,780,982.70      19.10          207      23.28
                              Yes                             439,571,925.59      80.90          682      76.72

     IO FLAG:                 No                               38,657,807.42       7.11          111      12.49
                              Yes                             504,695,100.87      92.89          778      87.51

     OCCUPANCY:               Primary                         466,542,371.53      85.86          747      84.03
                              Second Home                      76,810,536.76      14.14          142      15.97







The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    06/01/99

 MELLON RESIDENTIAL FUNDING CORPORATION Series 1999-TBC2 (The Boston Company):
                                    MARKETING

                           Scheduled 06/01/99 Balances

                                                                 CURRENT
                                                            PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
     PROPERTY TYPE:           Single Family                   336,330,284.88      61.90          512      57.59
                              PUD                              61,552,220.78      11.33           89      10.01
                              Cooperative                      55,783,837.54      10.27          143      16.09
                              Condominium                      53,866,923.46       9.91          103      11.59
                              Blanket                          34,864,869.14       6.42           39       4.39
                              Two-Four Family                     954,772.49       0.18            3       0.34

     LOAN PURPOSE:            Cash Out Refinance              101,657,542.12      18.71          157      17.66
                              Purchase                        307,882,788.82      56.66          522      58.72
                              Rate/Term Refinance             133,812,577.35      24.63          210      23.62

     STATE:                   Alabama                           2,550,000.00       0.47            3       0.34
                              Arizona                          13,381,340.89       2.46           20       2.25
                              California                      144,025,925.86      26.51          165      18.56
                              California/Massachusetts            575,000.00       0.11            1       0.11
                              California/Nevada                   766,800.48       0.14            2       0.22
                              California/Oregon                 1,100,000.00       0.20            1       0.11
                              California/Washington             2,650,000.00       0.49            1       0.11
                              Colorado                         14,426,595.15       2.66           24       2.70
                              Connecticut                      25,356,957.56       4.67           33       3.71
                              Delaware                          2,889,999.94       0.53            5       0.56
                              District of Columbia              5,770,320.68       1.06           10       1.12
                              District of Columbia/Wyoming      2,100,000.00       0.39            1       0.11
                              Florida                          18,653,435.88       3.43           32       3.60
                              Georgia                          16,946,905.54       3.12           20       2.25
                              Hawaii                            3,970,049.98       0.73            8       0.90
                              Idaho                             2,595,447.53       0.48            4       0.45
                              Illinois                          8,152,498.78       1.50           12       1.35
                              Kansas                              188,000.00       0.03            1       0.11
                              Maine                             2,142,308.18       0.39            4       0.45
                              Maryland                         16,450,048.51       3.03           27       3.04
                              Massachusetts                    71,729,734.45      13.20          145      16.31
                              Massachusetts/Maine                 600,000.00       0.11            1       0.11
                              Michigan                          1,926,407.59       0.35            7       0.79
                              Missouri                          1,450,000.00       0.27            2       0.22
                              New Hampshire                     6,381,355.88       1.17           10       1.12
                              New Jersey                       13,793,515.25       2.54           26       2.92
                              New York                         96,833,861.30      17.82          205      23.06
                              New York/New Jersey               1,250,000.00       0.23            1       0.11
                              North Carolina                    2,390,000.00       0.44            5       0.56
                              Ohio                              3,117,999.75       0.57            6       0.67
                              Oregon                            3,979,999.10       0.73            9       1.01
                              Pennsylvania                     23,817,595.28       4.38           44       4.95
                              Rhode Island                      1,645,619.41       0.30            4       0.45
                              South Carolina                      295,000.00       0.05            1       0.11
                              Texas                             2,851,400.00       0.52            6       0.67
                              Utah                              1,630,000.00       0.30            2       0.22
                              Vermont                           1,706,465.42       0.31            4       0.45
                              Virginia                         12,971,124.88       2.39           23       2.59
                              Washington                        3,675,700.00       0.68            5       0.56
                              Wisconsin                           779,998.61       0.14            2       0.22
                              Wyoming                           5,835,496.41       1.07            7       0.79






The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.